INTELLICHECK
WHEN YOU NEED TO KNOW NOW

INVESTOR PRESENTATION
NYSE:IDN

October 28, 2015

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate", "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Company History

- Established in 1994
- Extensive IP patent portfolio targeted at identification/fraud prevention/safety
- Initial business based on hardware/software
- In 2014 shifted growth focus from hardware to SaaS (Software as a Service) business model
- We believe company is positioned for profitability without the need to raise additional capital
- At 6/30/15 Company had $7.9 million in cash;$18.5 million of stockholder equity and limited debt
  - $0.80/share in cash and $0.76/share book value

Management Team

CEO	William H. Roof	• BS Engineering, MBA, PhD (software engineering), 34 years of business experience • Executive experience in private and public businesses from start-ups to Fortune 20 Corporations, • Military, National Intelligence, Law Enforcement, Healthcare IT
CFO	Bill White	• BA (Business), CPA, 30 years of experience in financial management, operations and business development • Executive experience in private and public corporations • Experience in M&A and strategic planning
CTO	Russell Embry	• BS and MS, Computer Science • 29 years experience in information technology and software development with notable experience in defense technology and commercial IT • 15 years technology development with Intellicheck
CRO	Bob Williamsen	• BS Medical Technology, Graduate Level Leadership Development • 25 years of business experience in sales, marketing and executive management • Executive experience in private and public businesses from start-ups to Fortune 20 Corporations

Our Business

- We are the recognized leader in authenticating, verifying and validating persons' identities in support of:
  - Fraud Prevention
    - Credit card and loyalty program enrollment
    - Merchandise returns
    - Account lookups and verification
  - Regulatory Compliance
    - Each U.S. states personal information laws are integrated automatically into the applications
    - Automated age verification
  - Enhanced Safety
    - Physical safety enhanced through rapid ID of unknown persons

Our Objective

- Capture markets with a potential that exceeds $1B in annual recurring revenues
  - Tight focus on core technologies and competencies
  - We are moving our technologies to new markets that will benefit from enhanced safety, regulatory compliance and fraud prevention.
  - We have transitioned to a SaaS (Software as a Service) model by moving our patented technologies to the web to provide enhanced safety, regulatory compliance and fraud prevention for the billions of transactions that occur there each day.
  - We are leveraging our IP to create and protect barriers to entry in the new markets we pursue.

Company Re-Start Status

- Resources
  - New culture led by new CEO and CRO
  - Well capitalized with recent secondary offerings
  - Right personnel in place
    - New customer support organization
    - Creating new program management organization
- Markets
  - Phase I of company rebranding complete
    - Brand value
    - Company visibility
    - Market awareness
  - Focus on digital marketing
  - New strategic communications initiatives
    - Mainstream media through active public relations campaign
    - Trade press
    - Social media
    - Strong online presence
- Products
  - Three new products released in June 2015 with agreements to pilot
    - Law ID, Age ID and Guest ID
  - Existing products updated to support new SaaS revenue model



Company Re-Start Status



- Processes
  - New company infrastructure
    - Cloud presence
    - CRM
    - Upgraded Financial Systems
  - New sales process
    - Sales force restructured, re-manned, trained and focused
  - New product development process
- Intellectual Property
  - 24 patents including 4 recently purchased that include biometrics
  - 2 new patent applications
  - 30 new trademarks
  - 1 patent infringement lawsuit in process, others being prepared

Highlights: Target Industries and Current Customers

- Retail
  - Retail ID™
    - Neimen Marcus, Target, Kohl's, Helzberg Diamonds, Capital One, AT&T
- Law Enforcement
  - Law ID™ (new product)
    - 3 Pilots underway, in negotiations with other departments
- Defense
  - Defense ID® - On 23 bases and rolling-out to new military customers
  - Access ID™ - (new product), development underway
  - TWIC ID™ - at 16 ports
- Hospitality
  - Age ID ™ (new product)
    - Exclusive partner to ABL (American Beverage Licensees)
    - Pilots underway in Austin, Atlanta, Los Angeles, Charlotte, other cities
  - Guest ID™ (new product)
    - Partnered with SkyTouch (Choice Hotels) and have completed integration

Products and Benefits*

ACCESS ID®	*Enhance security, simplify access management*
AGE ID®	*Ensured compliance reduces risk*
ANALYTICS ID™	*Provides easy to use trend analysis dashboards that deliver advanced decision support.*
DEFENSE ID®	*Enhance security while managing visitor access with ease*
GUEST ID®	*Better customer service, faster check-in*
LAW ID®	*Increased officer safety plus faster, more accurate reporting*
RETAIL ID®	*Enhanced customer service, increased conversions, reduced fraud*
TWIC ID®	*Enhanced security plus easy access control*

*Additional information available in appendix

Current Markets

- Financial
  - Fraud prevention
  - Credit card application
- Hospitality
  - Fraud prevention
  - Hotel check-in
  - Customer loyalty application
- Homeland Security
  - Transportation Worker Identity Credential (TWIC)
    - Facility access control
    - Instant threat assessment
- National Defense
  - Military base access control
  - Instant threat assessment
- Law Enforcement
  - Mobile field identification
  - Officer and citizen safety
  - Instant threat assessment
- Retail
  - Credit card application
  - Fraud prevention
  - Age verification
  - Customer loyalty application
  - Rental car market

Additional Market Opportunities

- School Safety
  - "Know who is on campus"
- Emergency/Disaster Management
  - Victim ID and triage management
  - Disaster zone personnel manifests
- Healthcare
  - Accurate patient information for admissions and discharges
  - Healthcare plan enrollment
- Online identity verification
  - Fraud reduction
  - "2-forms" validation and verification

Q2 2015 Results

- Revenue for the second quarter ended June 30, 2015 increased 91.5% to $2,292,000, compared to $1,197,000 for the second quarter of 2014
- The Company's booked orders for the three months ending June 30, 2015 increased 28% to $2,909,000 compared to $2,267,000 for the second quarter of 2014
- Adjusted EBITDA was ($809,000) for the second quarter of 2015 compared to ($952,000) for the second quarter of 2014.
- Net loss for the three months ended June 30, 2015 was ($1,214,000) million or ($0.12) per diluted share compared to a net loss of ($1,101,000) or ($0.22) per share for the second quarter of 2014
- Ended Q2 with $10.0 million in current assets versus $4.0 million at 12/31/14. Total liabilities increased from $2.7 to $2.9 million during the same period.

Recent Developments

- 10/13/15 – Fort Sill signs new contract that upgrades the Intellicheck system currently in place with a combination of new Defense ID handhelds, workstations, and a Visitor/Vendor Registration and Credentialing Center
- 9/16/15 – Intellicheck acquires four patents – certain patents address the use of biometric information and identification credentials as part of the process to control access to a secured area
- 9/2/15 – Intellicheck announced it sold its wireless assets. The sale reflects Intellicheck's continued focus on innovation within the core identity authentication business and is in line with the business model of pursuing recurring high margin revenues and seeking extraordinary growth opportunities
- 8/12/15 - Announced the launch of Law ID®, the industry's most accurate and customizable solution for immediately authenticating the identification and determining the status of an unknown and potentially dangerous contact. Three police departments to pilot the program.

Summary

- Over 20 years experience in identification verification
- Robust IP portfolio includes 24 patents
- Business is validated by customers that include U.S. Military, Department of Homeland Security, Target, Kohl's & Neiman Marcus
- Pursuing high margin, recurring revenue business
- Transitioning from hardware to SaaS business model
- Focused on markets that are benefitting from enhanced safety, regulatory compliance and fraud prevention
- At 6/30/15 Company had $7.9 million in cash;$18.5 million of stockholder equity and limited debt
  - $0.80/share in cash and $0.76/share book value

APPENDIX

RETAIL ID™ - Deliver better service and get more conversions while reducing fraud

- Reduces credit card fraud by instantly authenticating a buyer's identification
- Increases credit card and loyalty program enrollments by instantly and accurately mapping and automatically populating standardized data into application forms
- Reduces liability risk and ensures compliance by checking all retrieved data against each state's privacy laws and regulatory requirements



LAW ID™ - Increased officer safety plus faster, more accurate reporting

- Enhances officer and citizen safety with real-time authentication of scanned identification on a smartphone or tablet
- Enables officers to quickly view highlighted, critical fields of DMV and criminal records without losing sight of the contact
- Improves reporting accuracy and efficiency by automatically populating incident report forms with data from retrieved records
- Offers extended search capabilities via fast integration with other government and custom database


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NCIC
State
Local PD
DMV
Back
Person Lookup

DEFENSE ID® - Enhance security while managing visitor access with ease

- Increases facilities' security and safety by instantly and accurately authenticating the identification of visitors, vendors and staff
- Quickly view highlighted, critical fields from DMV and criminal records without losing sight of the individual seeking access
- Enables rules-based customization that allows visitors restricted access, limiting them to specific areas, at specific times



AGE ID™ - Ensured compliance reduces risks

- Targeted at restaurants / bars / tobacco / fireworks retailers
- Increases awareness of fraudulent credentials by instantly and accurately authenticating customer identification
- Verifies that the individual purchasing restricted goods is using an authentic ID and is old enough to make the purchase
- Provides the most accurate and up-to-date solution, with the ability to read more than 200 unique barcode formats from every U.S. state and Canadian province
- Offers regulatory-compliant audit capabilities



GUEST ID™ - Better customer service, faster check-in

- Ensures faster, more accurate guest registration by integrating with the existing property management solution
- Reduces check-in time by automatically populating guest registration forms
- Increases awareness of fraud by instantly and accurately authenticating the guests' IDs using either mobile devices or existing systems
- Available as a subscription service or customized solution designed to meet specific needs



ACCESS ID™ - Enhance security, simplify access management

- Increases facilities' security and safety by instantly and accurately authenticating visitor, vendor and staff member IDs using mobile devices or integrated with existing systems
- Enables the quick creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Provides the most accurate and up-to-date data by authenticating all U.S. state, Department of Defense and Canadian province barcode formats
- Offers the ability to assign local access credentials and badges for longer visits
- Integrates with custom databases that quickly extend authentication capabilities



TWIC ID™ - Enhanced security plus easy access control

- Increases the security and safety of restricted worksites and facilities by instantly and accurately authenticating visitor, vendor, and staff member identification using hand-held TWIC (Transportation Worker Identification Credential) readers
- Authenticates TWIC credentials, driver's licenses from every state and all Canadian provinces, plus federal personal identity verification (PIV) smart cards, common access cards (CAC), and enhanced drivers' licenses
- Enables the creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Automatically downloads and uses the most recent version of the TWIC Cancelled Card List (CCL)
- Integrates with Lenel OnGuard®, AMAG Symmetry®, and can also be integrated with other physical access control systems


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